Exhibit 99.2
NEWS RELEASE

    FOR IMMEDIATE RELEASE

Christopher Reidy Announces Intent to Retire from BD

Reidy Will Join Board of Directors of Planned Diabetes Care Spinoff

FRANKLIN LAKES, N.J. (Aug. 5, 2021) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today announced that Christopher Reidy, 64, executive vice president, chief financial officer (CFO) and chief administrative officer (CAO), has informed the company of his intent to retire as he reaches retirement eligibility.
BD also announced that Reidy will become a director of the company formed in connection with the previously announced separation of the Diabetes Care business into an independent, publicly traded company ("NewCo"). His appointment to the board will be effective upon the completion of the spinoff, which is expected to occur in the first half of calendar 2022 and is subject to the satisfaction of customary conditions, including final approval from the BD board of directors and the effectiveness of a Form 10 registration statement that will be filed with the SEC.
Reidy will serve in his current role until a successor, who is expected to be an external candidate, is in place, and he will assist the new CFO in the transition as well as continue to play an important leadership role in the spinoff of the Diabetes Care business unit. The company is finalizing a plan that will include specific transition responsibilities and timing and details will be shared at a later date.
“I want to thank Chris for his leadership and having been a valuable partner over his eight years at BD,” said Tom Polen, chairman, CEO and president of BD. “He has been integral to both the CareFusion and Bard acquisitions, especially on the cost synergies targets. We will certainly miss him at BD, but his leadership and experience will make him an excellent director for NewCo.”

Reidy joined BD as CFO in 2013 and has led numerous functions, including Finance, Business Development, IT and Global Shared Services. He helped lead the company through the transformative acquisitions of CareFusion Corp. and C. R. Bard, Inc. as well as the transformation of the Finance and Technology & Global Services (TGS) functions at BD.

Exhibit 99.2
“As I reflect on my eight years with BD, I am proud of the transformation of the company,” said Reidy. “Looking forward, with our strong base business momentum, strengthened balance sheet and improved cash flow, I feel the company is well positioned to continue to drive shareholder value and impact the lives of patients worldwide. I am also excited about the value creating opportunities for NewCo and I am looking forward to serving as a director on NewCo’s board, helping to ensure its success as an independent, public company.”
Prior to BD, Reidy’s more than 40 years of experience included roles as CFO of ADP; CFO at NBA Properties, Inc.; Vice President, Controller & Chief Accounting Officer and division CFO roles at AT&T Corporation; and Audit Partner at Deloitte & Touche. Reidy earned a bachelor’s degree in accounting from St. Francis College and a master’s degree in business administration from Harvard University.
Reidy serves on the Atlantic Health Systems Board of Trustees and is a member of the Executive Committee, chairman of the Finance Committee and a member of the Quality Committee. He also serves on the New Jersey Performing Arts Center Board of Directors and is a member of its Audit Committee. He is also the executive sponsor of BD’s Out and Proud Employee Network (OPEN) Associate Resource Group, a group whose mission is to embrace and inspire the LGBTQIA+ community at BD.
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About BD
BD is one of the largest global medical technology companies in the world and is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. The company supports the heroes on the frontlines of health care by developing innovative technology, services and solutions that help advance both clinical therapy for patients and clinical process for health care providers. BD and its 70,000 employees have a passion and commitment to help enhance the safety and efficiency of clinicians' care delivery process, enable laboratory scientists to accurately detect disease and advance researchers' capabilities to develop the next generation of diagnostics and therapeutics. BD has a presence in virtually every country and partners with organizations around the world to address some of the most challenging global health issues. By working in close collaboration with customers, BD can help enhance outcomes, lower costs, increase efficiencies, improve safety and expand access to health care. For more information on BD, please visit bd.com or connect with us on LinkedIn at www.linkedin.com/company/bd1/ and Twitter @BDandCo.

Forward-Looking Statements
This press release contains certain forward-looking statements (as defined under Federal securities laws) regarding BD and the proposed spinoff of its Diabetes Care business, including the expected timing of completion of the spinoff. All such statements are based upon current expectations of BD and involve a number of risks and uncertainties. With respect to forward-looking statements contained herein, a number of factors could cause actual outcomes to vary materially. These factors include, but are not limited to, risks relating to the impact of the COVID-19 pandemic on our business (including decreases in the demand for our products, any disruptions to our operations and our supply chain and uncertainty regarding the level of demand and pricing for our COVID-19 diagnostics testing); product efficacy or safety concerns resulting in product recalls or actions being taken with respect to our products; new or changing laws and regulations impacting our business (including the imposition of tariffs or changes in laws impacting international trade)

Exhibit 99.2
or changes in enforcement practices with respect to such laws; fluctuations in costs and availability of raw materials and in BD's ability to maintain favorable supplier arrangements and relationships; legislative or regulatory changes to the U.S. or foreign health care systems, potential cuts in governmental health care spending (including China's volume-based procurement tender process), or governmental or private measures to contain health care costs, including changes in pricing and reimbursement policies, each of which could result in reduced demand for our products or downward pricing pressure; changes in interest or foreign currency exchange rates; adverse changes in regional, national or foreign economic conditions, particularly in emerging markets, including any impact on our ability to access credit markets and finance our operations, the demand for our products and services, or our suppliers' ability to provide products needed for our operations; the adverse impact of cyber-attacks on our information systems or products; competitive factors including technological advances and new products introduced by competitors; interruptions in our supply chain, manufacturing or sterilization processes; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; adverse changes in geopolitical conditions; increases in energy costs and their effect on, among other things, the cost of producing BD's products; the remediation of our infusion pump business (including risks relating to regulatory clearance and market acceptance of the BD Alaris™ System); our ability to successfully integrate any businesses we acquire; uncertainties of litigation and/or investigations and/or subpoenas (as described in BD's filings with the SEC); issuance of new or revised accounting standards; risks associated with the impact, timing or terms of the spinoff; risks associated with the expected benefits and costs of the spinoff, including the risk that the expected benefits of the spinoff will not be realized within the expected time frame, in full or at all, and the risk that conditions to the spinoff will not be satisfied and/or that the spinoff will not be completed within the expected time frame, on the expected terms or at all; the expected qualification of the spinoff as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained; the risk that any consents or approvals required in connection with the spinoff will not be received or obtained within the expected time frame, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the spinoff and risks associated with indebtedness incurred in connection with the spinoff; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the spinoff will exceed our estimates; and the impact of the spinoff on our businesses and the risk that the spinoff may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management's attention and the impact on relationships with customers, suppliers, employees and other business counterparties, as well as other factors discussed in BD's filings with the SEC. There can be no assurance that BD's spinoff will in fact be completed in the manner described or at all. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

Contacts:

Media:    Investors:
Troy Kirkpatrick    Kristen M. Stewart, CFA
VP, Public Relations    SVP, Strategy & Investor Relations
858.617.2361    201.847.5378
troy.kirkpatrick@bd.com     kristen.stewart@bd.com